UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

GRATITUDE HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-170715	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

11231 US Highway One

Suite 200

North Palm Beach, FL 33408

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Gratitude Health, Inc., a Nevada corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”), and the Company’s press release contained herein, contain statements relating to future results, plans, assumptions, assessments and information, including certain projections and business trends, that constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “Company,” “our,” “Gratitude,”, or the “Registrant” refer to the parent entity, Gratitude Health, Inc., a Nevada corporation. Unless otherwise indicated in this Current Report on Form 8-K, all references to the Company’s board of directors shall refer to the board of directors of Gratitude Health, Inc., a Nevada corporation.

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 20, 2020, the Company, Fresh Market Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub“), and Home Bistro, Inc., a privately-held Delaware corporation engaged in the food preparation and home-delivery business (“Home Bistro”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, Merger Sub agreed to merge with and into Home Bistro, with Home Bistro becoming a wholly-owned subsidiary of the Company and the surviving corporation in the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Home Bistro provides high quality, direct-to-consumer, ready-made meals at www.homebistro.com, and restaurant quality meats and seafood through its Colorado Prime brand. Home Bistro is uniquely positioned to take advantage of the developing market opportunity generated by consumers’ growing demand for prepared meals ordered online and delivered to their homes.

The information set forth in Section 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Exchange Agreement

Prior to the effective time of the Merger, the Company and certain of its existing securityholders entered into an Exchange Agreement providing for, among other things, the exchange (the “Exchange”) of securities held by such securityholders for shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), as more fully detailed therein. As a result of the Exchange, all of the Company’s issued and outstanding shares of Series A Convertible Preferred Stock, Series C Convertible Preferred Stock and Convertible Notes were converted into an aggregate of 173,187,500 shares, on a fully diluted basis, consisting of shares of the Company’s Common Stock and warrants. The 250,000 shares of Series B Convertible Preferred Stock remain issued and outstanding.

Furthermore, in connection with the Exchange Agreement and the Merger Agreement, the Company agreed to issue to certain shareholders a warrant to purchase shares of Common Stock (the “Warrant”).

Lock-Up and Leak-Out Agreement

In connection with the Merger, certain Company shareholders entered into a Lock-Up and Leak-Out Agreement with the Company pursuant to which, among other thing, such shareholders agreed to certain restrictions regarding the resale of the Common Stock for a period of two years from the date of the Merger Agreement, as more fully detailed therein.

Put Option Agreement

On April 20, 2020, the Company and a shareholder entered into a Put Option Agreement, pursuant to which, among other things, the Company agreed, at the election of the shareholder, to purchase certain shares of the Common Stock from such shareholder no sooner than two years from the date of the Put Option Agreement (the “Market Period”). Pursuant to the Put Option Agreement, in the event that the shareholder does not generate $1.3 million dollars (the “Total Investment”) in gross proceeds from the sale of its shares of Common Stock by the second anniversary of the Put Option Agreement, then the shareholder has the right to cause the Company to purchase up to an amount of the shareholder’s shares equal to the difference between the Total Investment and the net proceeds actually realized by the shareholder. The Put Right expires fourteen (14) days from end of the Market Period.

The preceding summaries of the Merger Agreement, the Exchange Agreement, the Warrant, the Lock-Up and Leak-Out Agreement and the Put Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, Exchange Agreement, Lock-Up and Leak–Out Agreement and Put Option Agreement, respectively, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 20, 2020, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Home Bistro, with Home Bistro continuing as the surviving corporation and a wholly-owned subsidiary of the Company. A copy of the Certificate of Merger merging Merger Sub with and into Home Bistro is filed herewith as Exhibit 3.1 and incorporated herein by reference.

At the effective time of the Merger, and subject to the terms and conditions of the Merger Agreement, each outstanding share of common stock of Home Bistro was converted into the right to receive fifteen thousand one hundred and point three (15,100.3) shares of Common Stock. Accordingly, the aggregate consideration issuable in the Merger to the former securityholders of Home Bistro is 767,838,260 shares of Common Stock on a fully-diluted basis. As a result of the Merger, the Company has 959,797,825 shares of Common Stock issued and outstanding on a fully-diluted basis. The Company plans to change its name to “Home Bistro, Inc.” and request a change to its ticker symbol as soon as possible and upon approval from the Secretary of State of the State of Nevada and the Financial Industry Regulatory Authority. Further, the Company intends to effect a reverse stock split of its Common Stock at a ratio of approximately 1-for-32 shares on or before June 1, 2020 and subject to required corporate and regulatory approvals.

The Merger Agreement contained customary representations, warranties and covenants made by the Company, Merger Sub and Home Bistro, including representations and covenants relating to obtaining the requisite approvals from each company’s board and shareholders, as applicable, and indemnification of directors and officers. The Merger Agreement provided that consummation of the Merger was subject to certain closing conditions including, but not limited to, obtaining all appropriate consents and closing certificates.

The description of the agreements above are qualified in their entirety by reference to the full text of the agreements filed as Exhibits hereto, which are incorporated herein by reference. These agreements have been included as exhibits to this Current Report on Form 8-K to provide investors and securityholders with information regarding certain of their respective terms and conditions. This information is not intended to provide any financial or other information about the parties to the agreements or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the agreements are made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the agreements, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the dates of the agreements, and such subsequent information may not be fully reflected in public disclosures by the parties to the applicable agreement. The information in these agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC.

Item 3.02 Unregistered Sale of Equity Securities.

The description of the Merger set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of Common Stock was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Following the Merger, the Company’s former stockholders now hold approximately twenty percent (20%) of Common Stock issued and outstanding, on a fully-diluted basis.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors.

On April 20, 2020, pursuant to the terms of the Merger Agreement, Roy G. Warren, Jr., Mike Edwards and Bruce Zanca resigned as directors of the Company and Roy G. Warren, Jr. resigned as Chief Operating Officer of the Company. The resignations were not the result of any disagreement related to the Company’s operations, policies or practices. Furthermore, on April 20, 2020, Mr. Zalmi Duchman, the Chief Executive Officer of Home Bistro, Michael Finkelstein and Michael Novielli were appointed as directors of the Company. In addition, Mr. Duchman was appointed Chief Executive Officer.

Zalmi Duchman, 39, has been the Company’s Chief Executive Officer and Secretary, and a member of the Board of Directors of the Company, since April 20, 2020. Mr. Duchman also has been wholly-owned subsidiary Home Bistro’s Chief Executive Officer since March 2018 and a member of the Home Bistro’s Board of Directors since March 2018. Mr. Duchman founded The Fresh Diet, Inc. in 2005 and served as its Chief Executive Officer until July 2013 and its Chairman of the Board from July 2013 until its August 2014 acquisition. Mr. Duchman and The Fresh Diet, Inc. have earned numerous prestigious accolades over the years, including making the Inc. 500 list consecutively in 2010, 2011 and 2012, the Forbes Top 20 Most Promising U.S. Companies List in 2011 and 2012, as well as being an Ernst & Young Entrepreneur of the Year nominee in both 2009 and 2011. The Miami Herald named Duchman as one of Miami’s leading “20 under 40”. Mr. Duchman is well qualified to serve as the Chief Executive Officer due to his extensive experience in the management and operation of companies in the Company’s industry, and his previous leadership experience as an entrepreneur, chairman and chief executive officer.

Michael Finkelstein, 65, has been a member of Board of Directors of the Company since April 20, 2020. From 2013 to present, Mr. Finkelstein has consulted with family offices in New York City and Europe as a reorganization and problem-solving specialist and has founded and run a high quality catering business. From 2003 to 2013, Michael co-founded a “pipe fund” with a U.S. partner which grew at its peak into a $100 million dollar entity and was liquidated in 2013. His public accounting, financial and taxation experience is primarily derived from his time at Arthur Andersen & Co. where he rose to the high level of income tax manager. Mr. Finkelstein became one of Canada’s top producing investment advisors after departing public accounting and was a multiple award winner at his firm in the investment services business. Michael is a graduate of McGill University with a Major in Economics. Michael received his diploma in public accounting after his B.A. at McGill and successfully completed the chartered accountancy exams in Canada. Mr. Finkelstein is well qualified to serve as a member of the Board of Directors of the Company due to his extensive experience in the financial and accounting industries.

Michael Novielli, 55, has been a member of the Company’s Board of Directors since April 20, 2020. Since January 2020, Mr. Novielli has been a Managing Partner of Hudson View Capital Management, a corporate advisory and investment firm. From 1996 to 2019, he was a Managing Partner of Dutchess Capital which invested in over 200 growth-stage companies, with a total transaction value exceeding $1 billion. Mr. Novielli was a member of the firm’s investment committee and also served on the board of directors of the firm’s portfolio companies. He helped engineer the firm’s expansion into Europe, Asia, Australia and Latin America and also led the firm’s private to public strategy, as well as restructurings and workouts of its distressed portfolio, which included corporate divestitures, asset sales, ABCs and bankruptcy. Mr. Novielli has over 30 years’ experience in asset management, corporate finance, advisory and investment banking. He began his investment career with PaineWebber (now UBS), and held previous positions in corporate accounting and finance with PHH Corp., a Fortune 100 company. Mr. Novielli graduated with a BS in Business from the University of South Florida and completed post-graduate Business studies at Colorado State University. Mr. Novielli is well qualified to serve as a member of the Board of Directors of the Company due to his extensive financial and investment experience.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2020, the Company filed an amendment to its articles of incorporation (the “Amendment”) with the Secretary of State of the State of Nevada to increase its authorized number of shares of Common Stock to 1,000,000,000 shares of Common Stock and created 20,000,000 shares of blank check preferred stock which may be issued by the Company from time to time.

A copy of Amendment is filed hereto as Exhibit 3.2 and is incorporated into Item 5.03 of this Current Report on Form 8-K by reference.

Item 7.01 Regulation FD Disclosure.

On April 21, 2020, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Home Bistro as of December 31, 2018, and the notes to the audited financial statements, are filed as Exhibit 99.2 hereto, and are hereby incorporated by reference into Item 9.01 of this Current Report on Form 8-K.

The unaudited financial statement of Home Bistro for the nine-month period ending September 30, 2019, and the notes to the unaudited financial statements, are filed as Exhibit 99.3 hereto, and are hereby incorporated by reference into Item 9.01 of this Current Report on Form 8-K.

(b) Pro forma financial information.

To the extent unaudited pro forma financial information is required to be filed under Item 9.01(b), it will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated April 20, 2020, by and among Gratitude Health, Inc., Fresh Market Merger Sub, Inc. and Home Bistro, Inc.
3.1 3.2 10.1 10.2 10.3 10.4 99.1 99.2 99.3

Certificate of Merger merging Fresh Market Merger Sub, Inc. with and into Home Bistro, Inc.

Certificate of Amendment to Articles of Incorporation, dated April 7, 2020.

Form of Exchange Agreement.

Form of Warrant.

Form of Lock-Up and Leak-Out Agreement.

Put Option Agreement, dated April 20, 2020, between the Company and the stockholder named therein.

Press Release dated April 20, 2020, titled “Gratitude Health, Inc. Acquires Direct-to-Consumer Prepared Meal Provider “Home Bistro, Inc.””

Audited Financial Statements of Home Bistro, Inc. for the year ended December 31, 2018 and related notes.

Unaudited Financial Statements of Home Bistro, Inc. for the nine months ending September 30, 2019 and September 30, 2018 and related notes.

*	The schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRATITUDE HEALTH, INC.

By: /S/ Zalmi Duchman
Date: April 22, 2020	Name: Zalmi Duchman Title: Chief Executive Officer